SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 30, 2004

FIRST PACTRUST BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	6035	04-3639825
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

610 Bay Boulevard, Chula Vista, California	91910
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 691-9741

N/A

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99 - Press Release dated July 30, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 30, 2004, the Registrant issued its earnings release for the six and twelve-month periods ended June 30, 2004. The earnings release is attached hereto as Exhibit 99, which is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST PACTRUST BANCORP, INC.

Date: July 30, 2004	By:	/s/ Regan J. Gallagher
Regan J. Gallagher
Senior Vice President/ Controller
(Principal Financial and Accounting Officer)

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